DRAFT

                         FOR INFORMATIONAL PURPOSES ONLY
            NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY

                      FORM OF SECURITIES PURCHASE AGREEMENT

      Securities Purchase Agreement (together with the schedules and exhibits hereto, this "Agreement"), dated as of May ___, 2005, by and between United Fuel & Energy Corporation, a Nevada corporation (the "Company"), and the person identified on the signature page to this Agreement ("Purchaser").


                              W I T N E S S E T H:

      WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, the Common Stock (as such term is defined below) as set forth below.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

      1. Offer and Sale of Common Stock.

      1.1 The Offering. The Company is offering for sale up to 2,000,000 "Units" of its securities. A "Unit" shall mean one share of the Company's Common Stock, par value $.001 per share (the "Common Stock") and a warrant to purchase one share of the Common Stock at $1.50 per share in the form set forth as Exhibit A hereto ("Warrant"). The Purchaser shall have the benefit of certain registration rights in respect of the shares of Common Stock purchased (including shares of Common Stock underlying the Warrants) on the terms and conditions of a
Registration Rights Agreement, in the form of Exhibit B hereto (the "Registration Rights Agreement"). The Company is offering Units (the "Offering") for sale only to individuals, entities or groups, including, without limitation, corporations, limited liability companies, limited or general partnerships, joint ventures, associations, joint stock companies, trusts, unincorporated organizations, or governments or any agencies or political subdivisions thereof (each, a "Person") who are "accredited investors" (as defined herein). The Company is making the Offering of the Units directly through certain of its officers and its directors, but may engage a placement agent (the "Placement Agent"), and other registered broker-dealers ("Other Participating Agents") may also place Units. All subscription proceeds will be paid upon subscription to the account or accounts of the escrow agent utilized by the Company for receipt of funds (the "Escrow Agent").

      1.2 Subscription.

      Subject to the terms and conditions hereinafter set forth in this Agreement, the Purchaser hereby offers to purchase, at a price of $1.50 per share, the number of shares of Common Stock set forth beneath each the Purchaser's name on the signature page of this Agreement, for an aggregate purchase price (the "Purchase Price") to be paid by the Purchaser in the amount set forth on the signature page beneath the Purchaser's name, to such account or accounts as the Company may specify by written notice to the Purchaser.

      1.3 Subscription Procedures. To submit this Subscription, the Purchaser must deliver (i) this Agreement, including, without limitation, the annexed Purchaser Questionnaire, both duly completed and executed, and (ii) an executed Registration Rights Agreement to the following address, unless otherwise advised by the Company:


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            United Fuel & Energy Corporation
            405 North Marienfeld
            Suite 300
            Midland, Texas 79701
            Attention:  President

            With a copy to:

            Richardson & Patel LLP
            10900 Wilshire Blvd., Suite 500
            Los Angeles, California 90024
            Attention:  Ryan S. Hong, Esq.

            (with  any  questions  to be  raised  with  Scott  Heller  at  (432)
            571-8001)

      The Purchaser shall, promptly following the delivery of the subscription documents as described above, deliver and pay the applicable purchase price in full for the Common Stock being subscribed for by the Purchaser, in the amount of $1.50 for each share of Common Stock, in U.S. dollars, in immediately available funds, in accordance with the payment instructions attached hereto as Exhibit C. The Company may accept or reject subscriptions, in whole or in part in its sole discretion. The Company shall notify the Purchaser of the portion, if any, of the Purchaser's subscription which has been accepted and, if any portion of the Purchaser's subscription is rejected, shall cause the Escrow Agent to refund to the Purchaser the purchase price paid by the Purchaser for the shares of Common Stock with respect to which the Purchaser's subscription was rejected.

      2. Closing.

      2.1 Timing of Closing. Upon acceptance of subscriptions for Units totaling at least $1,000,000, the Company may hold a closing of the purchase and sale of such Units (the "Closing"). The Closing may, but is not required to, be completed simultaneously with the closing of other purchases and sales of Units in the Offering. The Company may hold one or more additional closings in connection with the Offering. At the Closing with respect to the subscription by the Purchaser, to the extent the same is accepted by the Company, the Company will register in the name of the Purchaser that number of Units being purchased by the Purchaser in accordance with the information on the applicable signature page of this Agreement.

      2.2 Escrow. Pending the Closing, all funds paid in respect of this Agreement with regard to the Closing shall be deposited in an escrow account (the "Escrow Account") maintained by the Escrow Agent. The Escrow Account shall not be interest bearing. If the Offering is terminated by the Company and the Closing has not then occurred, then the subscription shall be void and all funds paid hereunder by the Purchaser, without deduction therefrom or interest thereon, shall be promptly returned to the Purchaser. The subscription under this Agreement shall be void and all funds deposited by the Purchaser shall be refunded to the Purchaser as provided in this Section 2.2 (which refund shall be made on or before the fourth day after the Expiration Date (as defined below)), unless on or before July 1, 2005 or such other date as determined by the Company (the "Expiration Date") all of the conditions set forth in Section 3 hereof have been satisfied and the Closing shall have occurred. The Purchaser's offer to purchase Common Stock pursuant to this Agreement shall be irrevocable prior to the Expiration Date.


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      2.3.  Return of Funds.  The Purchaser  hereby  authorizes  and directs the
Escrow Agent to return or direct the return of any funds from the Escrow Account, without deduction therefrom or interest thereon, to the same account from which the funds were originally drawn, to the extent that the Purchaser's subscription is not accepted prior to the termination of the Offering.

      3. Conditions to the Obligations of the Purchaser at Closing.

      The obligation of the Purchaser to purchase the Common Stock subscribed for by the Purchaser at the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, each of which may be waived by the applicable Purchaser:

      3.1 Opinion of Counsel to the Company. The Placement Agent shall have received from counsel for the Company, its opinion dated as of the applicable Closing Date, and addressed to the Purchaser, covering the matters attached hereto as Exhibit C.

      3.2 Representations and Warranties. The representations and warranties of the Company contained in this Agreement which are qualified as to materiality must be true and correct in all respects and the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date except to the extent that the representations and warranties relate to an earlier date in which case the representations and warranties must be true and correct as written or true and correct in all material respects, as the case may be, as of the earlier date.

      3.3 Performance of Covenants. The Company shall have performed or complied in all material respects with all covenants and agreements required to be performed by it on or prior to the Closing pursuant to this Agreement, including, without limitation, the delivery of certificates evidencing the Common Stock issued to the Purchaser at the Closing.

      3.4 No Injunctions; etc. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Common Stock will be in effect. There will not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any Person that has not been obtained to issue and sell the Common Stock to the Purchaser.

      3.5 Closing Documents. At the Closing, the Company shall have delivered to the Purchaser the following:

      (a) a certificate of the President of the Company certifying that the conditions in Sections 3.2 and 3.3 have been satisfied;

      (b) a certificate of the Secretary of the Company, dated as of that Closing Date, certifying (i) the attached copies of the Articles of Incorporation and By-laws of the Company, (ii) the resolutions of the Board of Directors of the Company (the "Board") authorizing the execution, delivery and performance of this Agreement and the issuance of the Common Stock and (iii) the incumbency of the officers duly authorized to execute this Agreement and the other documents contemplated by this Agreement;

      (c) a certificate of the Secretary of State of the State of Nevada, dated as of a recent date (but no more than thirty days) prior to the date of the Closing, to the effect that the Company is in good standing in the State of Nevada;


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      (d) a certificate  evidencing the Common Stock purchased by the Purchaser;
and

      (e) a Registration Rights Agreement duly executed by the Company.

      3.6 Waivers and Consents. The Company will have obtained all consents and waivers necessary to (i) execute and deliver this Agreement and all related documents and agreements, and (ii) to issue and deliver the Common Stock.

      3.7 Receipt of Minimum Proceeds of Offering of Common Stock. The Escrow Agent shall have received at least $1.0 million from investors in this Offering.

      4. Conditions to the Obligations of the Company at Closing.

      The obligation of the Company to issue and sell the Common Stock to the Purchaser is subject to the satisfaction on or prior to each Closing Date of the following conditions, each of which may be waived by the Company:

      4.1 Receipt of Purchase Price. The Escrow Agent shall have received payment in full in immediately available funds in U.S. dollars of the Purchase Price for the Common Stock with respect to which the Company has accepted the Subscription made by the Purchaser by means of this Agreement and the Company has received at least $1.0 million from investors in this Offering.

      4.2 Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement which are qualified as to materiality must be true and correct in all respects and the representations and warranties of the Purchaser contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the applicable Closing Date.

      4.3 Performance of Covenants. The Purchaser will have performed or complied in all material respects with all covenants and agreements required to be performed by the Purchaser on or prior to the Closing pursuant to this Agreement.

      4.4 Purchaser Questionnaire. All of the information furnished by the Purchaser in the confidential purchaser questionnaire accompanying this Agreement (the "Purchaser Questionnaire") shall have been accurate and complete in all material respects.

      4.5 No Injunctions. No court or governmental injunction, order or decree prohibiting the purchase or sale of the Common Stock will be in effect.

      4.6 Closing Document. The Purchaser will have delivered to the Company a Registration Rights Agreement duly executed by the Purchaser.

      5. Representations and Warranties of the Purchaser.

      The Purchaser, in order to induce the Company to perform this Agreement, hereby represents and warrants as follows:

      5.1 Due Authorization. The Purchaser has full power and authority and has taken all action necessary to authorize the Purchaser to execute, deliver and perform the Purchaser's obligations under this Agreement. This Agreement is the legal, valid and binding obligation of the Purchaser in accordance with its terms.


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      5.2 Accredited  Investor.  The Purchaser is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

      5.3 No Investment Advice. The Company has not made any other representations or warranties to the Purchaser other than as set forth herein or incorporated herein by reference with respect to the Company or rendered any investment advice.

      5.4 Investment Experience. The Purchaser has not authorized any Person to act as the Purchaser's Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with this transaction. The Purchaser has such knowledge and experience in financial, investment and business matters that the Purchaser is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The Purchaser has consulted with such independent legal counsel or other advisers as the Purchaser has deemed appropriate to assist the Purchaser in evaluating the proposed investment in the Company.

      5.5 Adequate Means. The Purchaser (i) has adequate means of providing for the Purchaser's current financial needs and possible contingencies; and (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the subscription.

      5.6 Access to Information. The Purchaser has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has had such opportunity to the extent the Purchaser considers it appropriate in order to permit the Purchaser to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business. The foregoing shall in no way be deemed to limit the ability of the Purchaser to rely on the representations and warranties set forth herein or incorporated herein by reference.

      5.7 No Endorsement. The Purchaser further acknowledges that the offer and sale of the Units has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

      5.8 Non-Registered Securities. The Purchaser acknowledges that the offer and sale of the Units have not been registered under the Securities Act or any state securities laws and the Common Stock (including Common Stock underlying the Warrants) may be resold only if registered pursuant to the provisions thereunder or if an exemption from registration is available. The Purchaser understands that the offer and sale of the Units is intended to be exempt from registration under the Securities Act, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement.


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      5.9 No Resale.  The Units being  subscribed for are being acquired  solely for the account of the Purchaser for the Purchaser's investment and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, the Purchaser means that no other Person has a beneficial interest in the Units, and that no other Person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid by the Purchaser to the Company in connection therewith. The Purchaser does not intend to dispose of all or any part of the Common Stock (including Common Stock underlying the Warrants) except in compliance with the provisions of the Securities Act and applicable state securities laws, and understands that the Units are being offered pursuant to a specific exemption under the provisions of the Securities Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Securities Act.

      5.10 Legend. The Purchaser hereby acknowledges and agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Common Stock (including Common Stock underlying the Warrants) purchased by the Purchaser if required in compliance with the Securities Act or state securities laws:

      "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the issuer that an exemption from registration under the Securities Act and any applicable state securities laws is available."

      5.11 Broker's or Finder's Commissions. Other than the Placement Agent (as placement agent on behalf of the Company) or any Other Participating Agent, if any, no finder, broker, agent, financial person or other intermediary has acted on behalf of the Purchaser in connection with the sale of the Units by the Company or the consummation of this Agreement or any of the transactions contemplated hereby.

      5.12 General Solicitation. The Purchaser is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

      5.13 No Tax or Legal Advice. The Purchaser understands that nothing in this Agreement, any other agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Units or exercise of any Warrants constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units or exercise of any Warrants.

      The Purchaser certifies that each of the foregoing representations and warranties by the Purchaser set forth in this Section 5 is true as of the date hereof and shall survive such date.

      6. Representations and Warranties of the Company.

      The Company represents and warrants to the Purchaser as follows as of the Closing, each such representation and warranty being made subject to such disclosures as are made pursuant to this Agreement, any schedule (including Disclosure Schedule) or exhibit delivered in connection herewith at the Closing, or any report (including any exhibit or schedule filed thereto) required to be filed by the Company under the Securities Act and the Exchange Act, including without limitation Schedule 14C, Form 8-K, Form 10-Q and Form 10-K, for the two years preceding the date hereof:

      6.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Subsidiaries (as defined in Section 6.2) are each corporations duly organized, validly existing and in good standing under the laws of the jurisdiction in which they are incorporated. The Company and each Subsidiary has full corporate power and authority to own and hold its properties and to conduct its business. The Company and each Subsidiary is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on the Company and the Subsidiaries or their results of operations, assets and financial condition, taken as a whole, or on the Company's ability to perform its obligations under this Agreement or to issue the Common Stock (collectively, a "Material Adverse Effect").


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      6.2  Capitalization.  The authorized capital stock of the Company consists of 55,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of May 17, 2005, (i) 11,254,457 shares of Common Stock (plus the number of shares issuable in lieu of fractional shares resulting from the Company's 1-for-40 reverse stock split effected on January 31, 2005) are issued and outstanding, and (ii) no shares of Preferred Stock were issued or outstanding. All the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and free of preemptive rights created by or through the Company, have been issued in compliance with all federal and state securities laws, and not have been issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. As of May 17, 2005, there were no options, warrants or other rights, convertible debt, agreements, arrangements or commitments of any character obligating the Company to issue or sell any shares of capital stock of or other equity interests in the Company. The Company is not obligated to retire, redeem, repurchase or otherwise
reacquire  any  of  its  capital  stock  or  other  securities.   There  are  no
stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party. The Company owns all of the issued and outstanding capital stock of United Fuel & Energy Corporation, a Texas corporation ("United Fuel"), which, in turn, owns all of the issued and outstanding capital stock of Eddins-Walcher Oil Company and Three D Oil Company, Inc. (United Fuel and such entities are referred to herein as the "Subsidiaries"). There are no options, warrants or other rights, convertible debt, agreements, arrangements or commitments of any character obligating any Subsidiary to issue or sell any shares of capital stock of or other equity interests in the Subsidiary. Except as disclosed in or pursuant to this Agreement, the Company does not directly or indirectly own or have any investment in any of the capital stock of, or any other proprietary interest in, any Person other than the Subsidiaries. The Company has not adopted a stockholders rights plan, poison pill or similar arrangement.

      6.3 Corporate Power, Authorization; Enforceability. The Company has full corporate power and authority to execute, deliver and enter into this Agreement, and the Registration Rights Agreement (collectively, the "Transaction Documents") and to consummate the transactions contemplated hereby and thereby. Except as contemplated by this Agreement, including the next two succeeding sentences, all action on the part of the Company, its directors or stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Common Stock contemplated hereby and the performance of the Company's obligations hereunder and thereunder has been taken. The Common Stock to be purchased on the Closing Date has been duly authorized and, when issued in accordance with this Agreement will be validly issued, fully paid and nonassessable and will be free and clear of any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences) (collectively, "Liens") imposed by or through the Company other than restrictions imposed by this Agreement and the Registration Rights Agreement, as the case may be, and applicable securities laws. No preemptive or other rights to subscribe for or purchase equity securities of the Company exists with respect to the issuance and sale of the Units. The Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).


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      6.4 Financial Statements;  Undisclosed Liabilities. (a) Attached hereto as
Exhibit D are true and complete copies of the audited consolidated balance sheet (the "2004 Balance Sheet") of United Fuel and its subsidiaries, as of December 31, 2004, and the related audited income statement and statement of cash flows for the period then ended and the unaudited consolidated balance sheet of United Fuel as of March 31, 2005, and the related unaudited income statement and statement of cash flows for the three-month periods then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in
accordance  with  U.S.  generally  accepted  accounting   principles   ("GAAP"),
consistently applied, during the periods involved (except in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The
Company keeps proper accounting records in which all material assets and liabilities and all material transactions of the Company are recorded in conformity with GAAP.

      (b) Since March 31, 2005, neither the Company nor any Subsidiary has incurred any liabilities or obligations, whether or not accrued, absolute, contingent or otherwise, of a type required by GAAP to be included in a balance sheet ("Liabilities"), other than Liabilities (i) incurred in connection with this Agreement, the Transaction Documents or the transactions contemplated hereby and thereby (collectively, "Transaction Liabilities"), (ii) incurred in the ordinary course of business, or (iii) that would not reasonably be expected to have a Material Adverse Effect.

      6.5 No Material Adverse Changes. Since March 31, 2005, there has not been any material adverse change in the business, financial condition or operating results of United Fuel that would reasonably be expected to have a Material Adverse Effect.

      6.6 Absence of Certain Developments. Except as contemplated in or pursuant to this Agreement, since March 31, 2005, through the date immediately preceding the Closing Date, neither the Company nor any Subsidiary has (a) issued any stock, options, bonds or other corporate securities other than as reflected in
Section 6.2 hereof, (b) borrowed any amount or incurred or became subject to any Liabilities (absolute, accrued or contingent), other than Transaction Liabilities, current Liabilities incurred in the ordinary course of business and Liabilities under contracts entered into in the ordinary course of business, (c) discharged or satisfied any material Lien or adverse claim or paid any obligation or Liability (absolute, accrued or contingent), other than current Liabilities shown on the Balance Sheet and current Liabilities incurred in the ordinary course of business, (d) declared or made any payment or distribution of cash or other property to the stockholders of the Company or purchased or redeemed any securities of the Company, (e) mortgaged, pledged or subjected to any material Lien or adverse claim any of its properties or assets, except for Liens for taxes not yet due and payable or otherwise in the ordinary course of business, (f) sold, assigned or transferred any of its assets, tangible or intangible, except in the ordinary course of business or in an amount less than $250,000, (g) suffered any extraordinary losses or waived any rights of material value other than in the ordinary course of business, (h) made any capital expenditures or commitments therefor other than in the ordinary course of business or in an amount less than $250,000, (i) entered into any other transaction other than in the ordinary course of business in an amount less than $250,000 or entered into any material transaction, whether or not in the ordinary course of business, (j) made any charitable contributions or pledges other than in the ordinary course of business, (k) suffered any damages, destruction or casualty loss, whether or not covered by insurance, affecting any of its properties or assets which, individually or in the aggregate, would reasonably be expected to have or result in a Material Adverse Effect, (l) made any material change in the nature or operations of its business, (m) participated in any transaction that would reasonably be expected to have a Material Adverse Effect or otherwise acted outside the ordinary course of business, (n) increased the compensation of any of its officers or the rate of pay of any of its employees, except as part of regular compensation increases in the ordinary course of business, or (o) entered into any agreement or commitment to do any of the foregoing.

                                                                           DRAFT


      6.7 No Conflict; Governmental Consents. (a) The execution and delivery by the Company of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not (i) result in the violation of any provision of the Articles of Incorporation or By-laws or other organizational documents of the Company, (ii) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Company is bound, or
(iii) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their property is bound, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company or any Subsidiary, except for, in the case of clauses
(ii) and (iii) of this subsection 6.7(a), any violation, conflict, breach or default which would not reasonably be expected to have a Material Adverse Effect.

      (b) No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other Governmental Authority or Person, and no lapse of any waiting period under any Requirements of Law, remains to be obtained (or lapsed) or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of the Transaction Documents or the consummation of the transactions contemplated hereby or thereby, including, without limitation the issue and sale of the Common Stock, except for any registration, notice or filing with (i) the Securities and Exchange Commission,
(ii) the National Association of Securities Dealers, Inc. ("NASD"), or (iii) state blue sky or other securities regulatory authorities. For purposes of this Agreement, "Requirements of Law" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing (each, a "Governmental Authority"), in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

      6.8 Litigation. Except as disclosed in or pursuant to this Agreement, there are no claims, actions, suits, investigations or proceedings pending or, to the Company's knowledge, threatened proceedings against the Company, any Subsidiary or their respective assets, at law or in equity, by or before any Governmental Authority, or by or on behalf of any third party, except for any claim, action, suit, investigation or proceeding which would not reasonably be expected to have a Material Adverse Effect. There are no claims, actions, suits, investigations or proceedings pending or, to the Company's knowledge, threatened proceedings against the Company or any Subsidiary contesting the right of the Company or Subsidiary to use, sell, import, license, or make available to any Person any of the Company's or Subsidiary's products or services currently or previously sold, offered, licensed or made available to any Person or used by the Company or opposing or attempting to cancel any of the Company's Intellectual Property (as defined below) rights, except for any claim, action, suit, investigation or proceeding which would not reasonably be expected to have a Material Adverse Effect.

                                                                           DRAFT


      6.9 Compliance with Laws; No Default or Violation; Contracts. Except as disclosed in or pursuant to this Agreement, the Company and each Subsidiary is in compliance in all material respects with all Requirements of Law and all orders issued by any court or Governmental Authority against the Company or any Subsidiary. To the Company's knowledge, there is no existing or currently proposed Requirement of Law which would reasonably be expected to prohibit or restrict the Company or any Subsidiary from, or otherwise materially adversely affect the Company or any Subsidiary in, conducting its business in any jurisdiction in which it now conducts or proposes to conduct such business. The Company has all material licenses, permits and approvals of any Governmental Authority (collectively, "Permits") that are necessary for the conduct of the business of the Company or such Subsidiary as currently conducted; (ii) such Permits are in full force and effect; and (iii) no violations are or have been recorded in respect of any Permit. No material expenditure is presently required by the Company or any Subsidiary to comply with any existing Requirements of Law or order. Except as disclosed in or pursuant to this Agreement or as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any Subsidiary is (i) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party of by which it or any of its properties is bound or (ii) in violation of any order, decree or judgment of any court, arbitrator or other Governmental
Authority. The contracts that are material to the Company and the Subsidiaries taken as a whole (collectively, the "Contractual Obligations") are in full force and effect on the date hereof, and neither the Company, any Subsidiary nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts nor, to the Company's knowledge, does any condition exist that with notice or lapse of time or both would constitute a default thereunder, except, in each case, for any default that would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in or pursuant to this Agreement, neither the Company nor any Subsidiary has received notice of a default under, or with respect to, any Contractual Obligation. All of the Contractual Obligations are valid, subsisting, in full force and effect and binding upon the Company or the applicable Subsidiary and, to the Company's knowledge, the other parties thereto.

      6.10 Insurance. The Company and the Subsidiaries maintain and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for their respective business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

      6.11 Environmental Matters. The Company and the Subsidiaries are in compliance, in all material respects, with all applicable Environmental Laws. There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the Company's knowledge, threatened against the Company or any Subsidiary pursuant to Environmental Laws. To the Company's knowledge, there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which could reasonably be expected to prevent compliance with, or which have given rise to or will give rise to liability which would reasonably be expected to have a Material Adverse Effect, under Environmental Laws. For purposes of the foregoing, "Environmental Laws" means federal, state and local laws, principles of common laws, civil laws, regulations, and codes, as well as orders, decrees, judgments or injunctions, issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

                                                                           DRAFT


      6.12 Taxes. The Company and each Subsidiary has paid or caused to be paid, or has established reserves in accordance with GAAP for all Tax liabilities applicable to the Company or such Subsidiary for all fiscal years that have not been examined and reported on by the taxing authorities (or closed by applicable statutes). No additional Tax assessment against the Company or any Subsidiary has been heretofore proposed or, to the Company's knowledge, threatened by any Governmental Authority for which provision has not been made on the Company's or the applicable Subsidiary's balance sheet.

      No tax audit is currently in progress and there is no unassessed deficiency proposed or, to the Company's knowledge, threatened against the Company or any Subsidiary. The Company has no knowledge of any change in the rates or basis of assessment of any Tax (other than federal or state income tax), of the Company or any Subsidiary which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to or is required to make any adjustments under section 481 of the Code by reason of a change of accounting method or otherwise. None of the assets of the Company or any Subsidiary are required to be treated as being owned by any Person, other than the Company or the applicable Subsidiary, pursuant to the "safe harbor" leasing provisions of Section 168(f)(8) of the Code. Neither the Company nor any Subsidiary is a "United States real property holding corporation" (a "USRPHC") as that term is defined in Section 897(c)(2) of the Code and the regulations promulgated thereunder.

      For purposes of this Agreement, "Code" means the Internal Revenue Code of 1986, as amended, and "Taxes" means any federal, state, provincial, county, local, foreign and other taxes (including, without limitation, income, profits, windfall profits, alternative minimum, accumulated earnings, personal holding company, capital stock, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustments related to any of the foregoing.

      6.13 Intellectual Property.

      (a) "Intellectual Property" shall mean all of the following as they are necessary in connection with the business of the Company and the Subsidiaries as presently conducted and as they exist in all jurisdictions throughout the world, in each case, to the extent owned by or licensed to the Company or any
Subsidiary: (i) patents, patent applications and inventions, designs and improvements described and claimed therein, patentable inventions and other patent rights (including any divisions, continuations, continuations-in-part, reissues, reexaminations, or interferences thereof, whether or not patents are issued on any such applications and whether or not any such applications are modified, withdrawn, or resubmitted) ("Patents"); (ii) trademarks, service marks, trade dress, trade names, brand names, designs, logos, or corporate names, whether registered or unregistered, and all registrations and applications for registration thereof ("Trademarks"); (iii) copyrights and mask works, including all renewals and extensions thereof, copyright registrations and applications for registration thereof, and non-registered copyrights ("Copyrights"); (iv) trade secrets, inventions, know-how, process technology, databases, confidential business information, customer lists, technical data and other proprietary information and rights ("Trade Secrets"); (v) computer software programs, including, without limitation, all source code, object code, and documentation related thereto ("Software"); (vi) Internet addresses, domain names, web sites, web pages and similar rights and items ("Internet Assets"); and (vii) all licenses, sublicenses and other agreements or permissions including the right to receive royalties, or any other consideration related to the property described in (i)-(vi). The Intellectual Property contains all of the intellectual property necessary to operate the business of the Company and the Subsidiaries as currently conducted.

                                                                           DRAFT


      (b) The Company or the applicable Subsidiary owns (or otherwise has the right to use the Intellectual Property pursuant to a valid license, sublicense or other agreement), free and clear of all Liens, and has the unrestricted right (subject to any such license terms, if applicable) to use, sell, license, or sublicense all Intellectual Property.

      (c) As used in this Agreement, the term "IP Licenses" means all material licenses, sublicenses, distributor agreements and other agreements or permissions under which the Company or a Subsidiary is a (i) licensor, or (ii) licensee, distributor, or reseller, except such licenses, sublicenses and other agreements relating to off-the-shelf software which is commercially available on a retail basis for less than $500 per license and $25,000 in the aggregate and used solely on the computers of the Company or the Subsidiaries ("Off-the-Shelf Software"). To the knowledge of the Company, all of the IP Licenses are valid, enforceable, and in full force and effect, and, with respect to the Company or the applicable Subsidiary, will continue to be on identical terms immediately following the completion of the transactions contemplated by this Agreement.

      (d) To the Company's knowledge, all the Company's or any Subsidiary's Intellectual Property rights are valid and enforceable. The Company or the applicable Subsidiary has taken reasonable actions to maintain and protect each item of Intellectual Property owned by the Company or such Subsidiary.

      (e) To the knowledge of the Company, none of the Intellectual Property, products or services owned, used, developed, provided, sold or licensed by the Company or any Subsidiary, or made for, used or sold by or licensed to the Company or any Subsidiary by any person infringes upon or otherwise violates any Intellectual Property rights of others.

      (f) To the knowledge of the Company, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company or any Subsidiary.

      6.14 Employee Benefit Plans.

      (a) Neither the Company, any Subsidiary nor any other entity which is or was under common control with the Company within the meaning of Section 414(b),
(c), (m) or (o) of the Code maintains or contributes to, or has within the preceding six years maintained or contributed to, or may have any liability with respect to any employee benefit plan subject to Title IV of Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 412 of the Code or any "multiple employer plan" within the meaning of the Code or ERISA. Each employee benefit plan, arrangement, policy, program, agreement or commitment which the Company or any Subsidiary maintains, contributes to or may have any liability in respect to (each, a "Plan") has been established and administered in all material respects in accordance with its terms, and complies in form and in operation with the applicable requirements of ERISA, the Code and other applicable Requirements of Law. No claim with respect to the administration or the investment of the assets of any Plan (other than routine claims for benefits) is pending. No event has occurred in connection with which the Company, any Subsidiary or any Plan, directly or indirectly, could be subject to any material liability under ERISA, the Code or any other law, regulation or governmental order applicable to any Plan, or under any agreement, instrument, statute, rule of law or regulation pursuant to or under which the Company has agreed to indemnify any person against liability incurred under, or for a violation or failure to satisfy the requirement of, any such statute, regulation or order. Neither the Company nor any Subsidiary has any material liability, whether absolute or contingent, including any obligations under any Plan, with respect to any misclassification of any person as an independent contractor rather than as an employee.

                                                                           DRAFT


      (b) Neither the Company nor any Subsidiary has any obligations to provide or any direct or indirect liability, whether contingent or otherwise, with respect to the provision of health or death benefits to or in respect of any former employee, except as may be required pursuant to Section 4980B of the Code and the corresponding provisions of ERISA and the cost of which are fully paid by such former employees.

      (c) There are no unfunded obligations under any Plan which are not fully reflected on the Financial Statements.

      6.15 Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

      6.16   Private   Offerings.   Assuming   the  truth  of  the   Purchaser's
representations and acknowledgments contained in Section 5 hereof (and corresponding representations and acknowledgments made by each other purchaser of Units in the Offering (each, an "Investor")), neither the Company nor any Person acting on its behalf (other than the Purchaser or any Investor, as to whom the Company makes no representations) has offered or sold the Units by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not sold Units to anyone other than the Purchaser and the Investors. Each certificate representing shares of Common Stock shall bear substantially the same legend set forth in Section
5.10 hereof for at least so long as required by the Securities Act.

      6.17 Broker's or Finder's Commissions. Other than the Placement Agent (as placement agent on behalf of the Company) or any Other Participating Agent, no finder, broker, agent, financial person or other intermediary has acted on behalf of the Company in connection with the sale of the Common Stock by the Company or the consummation of this Agreement or any of the transactions contemplated hereby. The Company has not had any direct or indirect contact with any other investment banking firm (or similar firm) with respect to the offer of the Common Stock by the Company to the Purchaser or Investors or the Purchaser's or Investors' subscriptions for the Common Stock.

      6.18 Disclosure. The Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading. The Company does not have any knowledge of any fact that has specific application to the Company or any Subsidiary (other than general economic or industry conditions) and that would reasonably be expected to have a Material Adverse Effect that has not been disclosed in or pursuant to the Transaction Documents.

      The Company certifies that each of the foregoing representations and warranties by the Company set forth in this Section 6 are true as of the date hereof and shall survive such date as contemplated in Section 7.1.

      7. Indemnification.

                                                                           DRAFT


      7.1 The Company agrees to indemnify and hold harmless the Purchaser, its affiliates and each of their respective directors, officers, general and limited partners, principals, agents and attorneys (individually, a "Purchaser Indemnified Party" and collectively, the "Purchaser Indemnified Parties") from and against any and all losses, claims, damages, Liabilities, costs (including reasonable attorneys' fees) and expenses (collectively, "Losses") to which any Purchaser Indemnified Party may become subject, insofar as such Losses arise out of or result from (i) any breach of any representation or warranty made by the Company contained in or made pursuant to this Agreement, or (ii) the failure of the Company to fulfill any agreement or covenant contained in or made pursuant to this Agreement. All of the representations and warranties of the Company made herein shall survive the execution and delivery of this Agreement until the date that is one year after the Closing Date, except for (a) Sections 6.1 (Organization, Good Standing and Qualification), 6.2 (Capitalization), 6.3 (Corporate Power, Authorization; Enforceability), 6.16 (Private Offerings) and
6.17 (Broker's or Finder's Commission), which representations and warranties shall survive indefinitely (or if indefinite survival is not permitted by law, then for the maximum period permitted by applicable law), (b) Section 6.12 (Taxes), which representation and warranty shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty (60) days after the final administrative or judicial determination of the Taxes to which such representation and warranty relates, and no claim with respect to Section 6.12 may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom, and (c) Section 6.11 (Environmental Matters), which representation and warranty shall survive until the lapse of the applicable statute of limitations. Except as set forth herein, all of the covenants, agreements and obligations of the Company shall survive the Closing indefinitely (or if indefinite survival is not permitted by law, then for the maximum period permitted by applicable law).

      7.2 The Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its affiliates and each of their respective directors, officers, general and limited partners, principals, agents and attorneys (individually, a "Company Indemnified Party" and collectively, the "Company Indemnified Parties") from and against any and all Losses to which any Company Indemnified Party may become subject, insofar as such Losses arise out of or result from (i) any breach of any representation or warranty made by the Purchaser contained in or made pursuant to this Agreement, or (ii) the failure of the Purchaser to fulfill any agreement or covenant contained in or made pursuant to this Agreement. All of the representations and warranties of the Purchaser made herein shall survive the execution and delivery of this Agreement until the date that is three years after the Closing Date. Except as set forth herein, all of the covenants, agreements and obligations of the Purchaser shall survive the Closing indefinitely (or if indefinite survival is not permitted by law, then for the maximum period permitted by applicable law).

                                                                           DRAFT


      7.3 Promptly after receipt by a Purchaser Indemnified Party or Company Indemnified Party (each an "Indemnified Party") under Section 7.1 or 7.2 of notice of any claim as to which indemnity may be sought, including, without limitation, the commencement of any action or proceeding, the Indemnified Party will, if a claim in respect thereof may be made against the Company or the applicable Purchaser (as applicable, the "Indemnifying Party") under this
Section 7, promptly notify the Indemnifying Party in writing of the commencement thereof; provided that the failure of the Indemnified Party to so notify the Indemnifying Party will not relieve the Indemnifying Party from its obligations under this Section 7 unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses or being materially prejudiced by the Indemnified Party's failure to give such notice. In case any action or proceeding is brought against any Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable approval (which approval will not be withheld or delayed unreasonably); provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. After notice from the Indemnifying Party to the Indemnified Party of its election to so assume the defense thereof, the Indemnifying Party will not be Liable to the Indemnified Party under this Section 7 for any legal or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the Indemnifying Party. Notwithstanding the above, the Indemnified Party will have the right to employ counsel of its own choice in any action or proceeding (and be reimbursed by the Indemnifying Party for the reasonable fees and expenses of the counsel and other reasonable costs of the defense) if, in the written opinion of such Indemnified Party's counsel, representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests or conflicts between the Indemnified Party and any other party represented by the counsel in the action; provided, however, that the Indemnifying Party will not in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be Liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, except to the extent that local counsel, in addition to regular counsel, is required in order to effectively defend against the action or proceeding. For purposes of the proviso in the preceding sentence, "Indemnified Parties" in the context of Purchaser Indemnified Parties shall include all Investors and other Persons entitled to indemnification by the Company pursuant to any Securities Purchase Agreement entered into by the Company with respect to the Offering. An Indemnifying Party will not be Liable to any Indemnified Party for any settlement or entry of judgment concerning any action or proceeding effected without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each
Indemnified Party from all liability arising or that may arise out of such claim. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, (a) nothing in this Section 7 shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief and (b) this Section 7 shall be the sole and exclusive remedy for any breach of the Company's or the Purchaser's representations and warranties contained in Section 5 or 6 except with respect to claims arising out of fraud or willful misconduct.

      8. Covenants.

      8.1 Use of Proceeds. The Company may use the proceeds from this Offering for working capital and general corporate purposes, including, without limitation, for such acquisitions as the Company has considered or may consider from time to time.

      8.2 Conduct of the Company's Business. Except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, the Company will, and will cause the Subsidiaries to, conduct their respective business and operations solely in the ordinary course of business consistent with past practice and use reasonable commercial efforts to keep available the services of its officers and employees and preserve its current relationships with customers, suppliers, licensors, creditors and others having business dealings with it.

      8.3 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement at the earliest practicable date.

                                                                           DRAFT


      8.4 Tax Matters.

      The Company covenants that it will use commercially reasonable efforts not to become a USRPHC at any time while the Purchaser owns any of the shares of Common Stock.

      9. FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

      10. No Waiver.

      Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any manner waive any rights granted to the Purchaser under federal or state securities laws.

      11. Miscellaneous.

      11.1 Notices. Any notice or other communication given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or by facsimile transmission or sent by registered or certified mail or by any express mail or overnight courier service, postage or fees prepaid:

            If to the Company, to:

                  United Fuel & Energy Corporation
                  405 N. Marienfeld
                  Midland, Texas  79701
                  Attention: President
                  Facsimile No.:  432-571-8098

                  With a copy to :

                  Richardson & Patel LLP
                  10900 Wilshire Blvd., Suite 500
                  Los Angeles, California 90024
                  Attention: Ryan S. Hong, Esq.

            If to the Purchaser, to:

                  To  the  Purchaser  at  the  Purchaser's  name,   address  and
                  facsimile number set forth on the signature page to this Agreement

Any notice that is delivered personally or by facsimile transmission in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or its agent. Any notice that is addressed and mailed or sent by courier in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.

                                                                           DRAFT


      11.2 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns; provided, that no party may assign this Agreement or its rights hereunder without the prior written consent of the Company, in the case of an assignment by the Purchaser, or the Purchaser in the case of an assignment by the Company, such consent not to be unreasonably withheld (however, the Company shall under no circumstances be obligated to consent to an assignment by the Purchaser to a purchaser of Common Stock);
provided, further, that the Purchaser may assign this Agreement to its affiliates without consent; provided that any transfer of Common Stock must be in compliance with the Transaction Documents and all applicable law.

      11.3 Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them; provided, that any confidentiality agreement between the Company and the Purchaser shall remain in effect. This Agreement may be amended only by mutual written agreement of the Company and the Purchaser.

      11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under this Agreement, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the County of Midland and State of Texas. By its execution hereof, both the Company and the Purchaser hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the County of Midland and State of Texas and agree that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon the applicable party in Texas and in the city or county in which such other court is located. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

      11.5 Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction will not affect any other provision of this Agreement, which will remain in full force and effect. If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, the provision will be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof will nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions will be deemed dependent upon any other covenant or provision unless so expressed herein.

      11.6 No Waiver. A waiver by either party of a breach of any provision of this Agreement will not operate, or be construed, as a waiver of any subsequent breach by that same party.

      11.7 Further Assurances. The parties agree to execute and deliver all further documents, agreements and instruments and take further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

                                                                           DRAFT


      11.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which will together constitute the same instrument.

      11.9 No Third Party Beneficiaries. Nothing in this Agreement creates in any Person not a party to this Agreement any legal or equitable right, remedy or claim under this Agreement, and this Agreement is for the exclusive benefit of the parties hereto. The parties expressly recognize that this Agreement is not intended to create a partnership, joint venture or other similar arrangement between any of the parties or their respective affiliates.

      11.10 Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

      11.11 Specific Performance. The Purchaser acknowledges and agrees that in the event of any breach of this Agreement, the Company would be irreparably harmed and could not be made whole by monetary damages. The Purchaser accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

      11.12 Publicity Restrictions. Except as may be required by applicable Requirements of Law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated hereby without prior approval by the other party hereto; provided that after the issuance of the Common Stock to the Purchaser has been publicly disclosed by the Company the Purchaser may disclose on its worldwide web pages and its offering materials, if any, the name of the Company, the name of the Chief Executive Officer of the Company, a brief description of the business of the Company consistent with the Company's press releases or other public statements, the Company's logo and the aggregate amount of the Purchaser's investment in the Company. If any announcement is required by applicable law or the rules of any securities exchange or market on which shares of Common Stock are traded to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties reasonable opportunity to comment thereon. The parties agree to attribute and otherwise indicate ownership of the other parties' trademarks and logos.

      11.13 Certification. The Purchaser certifies that the Purchaser has read this entire Agreement and that every statement on the Purchaser's part made and set forth herein is true and complete.

                  [Remainder of page intentionally left blank.]

                                                                           DRAFT


      IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement on the date his signature has been subscribed and sworn to below.

The shares of Common Stock                                   _____________________________________________________
are to be issued in:                                         Print Name of Investor

____ individual name                                         __________________ Units subscribed for

                                                             Subscription price paid herewith:
                                                             $_________________ (being $1.50 x the number of Units
____ tenants in the entirety                                 listed above)

                                                             _____________________________________________________
____ corporation (an officer must sign)                      Print Name of Joint Investor
                                                             (if applicable)

                                                             _____________________________________________________
____ partnership (all general partners must sign)            Signature of Investor

                                                             _____________________________________________________
____ trust                                                   Signature of Joint Investor
                                                             Address of Investor:

____ limited liability company                               _____________________________________________________

                                                             _____________________________________________________

                                                             Facsimile No.: ______________________________________

                                                             (with a copy to:)
                                                             _____________________________________________________

                                                             _____________________________________________________

                                                             Facsimile No.: ______________________________________

Accepted  as of the ___ day of  _________,  2005  as to  _______________  Units;
Subscription price accepted being $______________, being $1.50 x the number of Units as to which this Subscription is accepted:

UNITED FUEL & ENERGY CORPORATION

By:      ___________________________________________
Name:    Scott Heller
Title:   President and Chief Executive Officer

                        [Insert Purchaser Questionnaire]

                                    Exhibit A


                                 Form of Warrant

                                    Exhibit B


                      Form of Registration Rights Agreement

                                    Exhibit C


                   Wire Transfer Instructions for Escrow Agent

                                    Exhibit D

           Matters to be Covered in Legal Opinion of Company's Counsel

      1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

      2. The Company has all necessary corporate power and authority to execute, deliver, enter into and perform its obligations under each of the Transaction Documents and to consummate the transactions contemplated thereby, including, without limitation, to issue, sell and deliver the Common Stock issuable pursuant thereto. The execution, delivery, and performance of each of the Transaction Documents has been duly authorized by all necessary corporate action on the part of the Company.

      3. The Transaction Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

      4. The shares of Common Stock have been duly authorized and, when issued in accordance with the Securities Purchase Agreement will be validly issued and nonassessable and will be free and clear of all Liens imposed by or through the Company other than restrictions imposed by the Securities Purchase Agreement and applicable securities laws. Other than as specified, no preemptive or other rights to subscribe for or purchase equity securities of the Company exist under statute or the Articles of Incorporation of the Company with respect to the issuance and sale of the Common Stock by the Company pursuant to the Transaction Documents.

      5. The execution and delivery by the Company of the Transaction Documents do not and the consummation of the transactions contemplated thereby will not
(A) violate any provision of the Articles of Incorporation or By-laws of the Company, or (B) violate any law, statute, rule, regulation, order, judgment or decree of any court or Governmental Authority which, to our knowledge, is applicable to the Company, except for, in the case of clause (B), any violation, breach or default which would not reasonably be expected to have a Material Adverse Effect.

      6. Except for filings, authorizations or approvals contemplated by the Securities Purchase Agreement, to our knowledge no authorizations or approvals of, and no filings with, any Governmental Authority are necessary or required by the Company for the execution and delivery of the Transaction Documents or the consummation of the transactions contemplated thereby.

      7. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      8. Assuming the accuracy of the representations and warranties of the Purchaser and the other Investors in the Offering in their respective Securities Purchase Agreements, the offer and sale of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to
Section 4(2) and/or Rule 506 under Regulation D of the Securities Act.

The opinion will set forth counsel's customary assumptions and qualifications.

                                    Exhibit E


                       Financial Statements of the Company


                                      viii